UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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CLEAN DIESEL TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4567 Telephone Road, Suite 100

Ventura, CA  93003

(805) 639-9458

________________________________________

Notice of Annual Meeting of Stockholders

to be Held May 21, 2014

________________________________________

Important Notice regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on May 21, 2014:
The Proxy Statement, Annual Report to Stockholders and Directions to the Meeting
are Available at: http://www.cdti.com/proxy

Dear Stockholder of Clean Diesel Technologies, Inc.:

You are invited to attend the 2014 Annual Meeting (the “Annual Meeting”) of stockholders of Clean Diesel Technologies, Inc., a Delaware corporation (“CDTi”). The Annual Meeting will be held at 10:00 a.m. Pacific Time, Wednesday, May 21, 2014, at CDTi’s Oxnard facility located at 1621 Fiske Place, Oxnard, California 93033, U.S.A. to consider and vote upon the following items:

1.	To elect six (6) Directors to hold office until the next annual meeting and until their respective successors are elected and qualified;
2.	To ratify the appointment of BDO USA, LLP as CDTi’s independent registered public accounting firm for the 2014 fiscal year;
3.	To conduct a non-binding advisory vote to approve the compensation of our named executive officers; and
4.	To transact any other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES AND IN FAVOR OF THE OTHER PROPOSALS OUTLINED IN THE ACCOMPANYING PROXY STATEMENT.

It is important that your shares be represented and voted at the Annual Meeting. Whether or not you attend the Annual Meeting, please vote your shares promptly to ensure your representation at the Annual Meeting by completing and returning your proxy card (or by voting on the Internet or by telephone). If you have any questions about how to vote your shares, please see the section “—How do I vote?” under “Questions and Answers about this Proxy Statement and Voting” in the accompanying Proxy Statement.

The Record Date for the Annual Meeting is March 24, 2014. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

Pedro J. Lopez-Baldrich
Member of the Interim Office of the CEO, General Counsel,

Corporate Secretary and Vice President, Administration

Ventura, California

April 7, 2014

CLEAN DIESEL TECHNOLOGIES, INC.

_______________

Proxy Statement
for the 2014 Annual Meeting of Stockholders

_______________

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Clean Diesel Technologies, Inc., a Delaware corporation (sometimes referred to as “we,” “our,” “us,” the “Company,” the “Corporation”  or “CDTi”), of proxies to be voted at our 2014 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof.

You are invited to attend the Annual Meeting, which will take place on May 21, 2014, beginning at 10:00 a.m., Pacific Time, at CDTi’s Oxnard facility located at 1621 Fiske Place, Oxnard, California 93033, U.S.A. Directions to the Annual Meeting may be found at http://www.cdti.com/proxy. Stockholders will be admitted to the Annual Meeting beginning at 9:30 a.m., Pacific Time. Seating will be limited.

We first mailed this Proxy Statement and accompanying proxy card on April 7, 2014 to stockholders of record entitled to vote at the Annual Meeting.

Who is entitled to attend the Annual Meeting?

Stockholders of record and beneficial owners as of March 24, 2014 are invited to attend the Annual Meeting. If your shares are held in the name of a broker, bank or other holder of record and you plan to attend the Annual Meeting, you must present proof of your ownership of CDTi stock, such as a bank or brokerage account statement, to be admitted to the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on March 24, 2014 (the “Record Date”), are entitled to vote at the Annual Meeting. On the Record Date, there were 10,150,575 shares of CDTi’s common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If on March 24, 2014 your shares were registered directly in your name with CDTI’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are the “stockholder of record.” Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote via the Internet or by telephone to ensure your vote is counted.

If on March 24, 2014 your shares were held in a stock brokerage account or by a bank or other similar organization, then you are considered the “beneficial owner” of those shares. These proxy materials have been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank or other agent how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

There are three matters scheduled for a vote:

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Election of Lon E. Bell, Ph.D., Bernard H. “Bud” Cherry, Alexander “Hap” Ellis III, Charles R. Engles, Ph.D., Derek R. Gray, and Mungo Park as Directors to hold office for one-year terms;

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Ratification of the appointment of BDO USA, LLP as CDTi’s independent registered public accounting firm for the 2014 fiscal year; and

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Non-binding advisory vote to approve the compensation of our named executive officers.

How do I vote?

Stockholders of record; Shares registered directly in your name.

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card, the Internet or telephone. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have already voted by proxy, you may still attend the Annual Meeting and vote in person, if you choose.

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To vote in person, attend the Annual Meeting and we will give you a ballot during the Annual Meeting.

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To vote using the proxy card, please complete, sign and date the proxy card and return it in the prepaid envelope. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. If you do not have the prepaid envelope, please mail your completed proxy card to American Stock Transfer & Trust Company, LLC, to the attention of:  Proxy Dept., 6201 15th Avenue, Brooklyn, NY 11219, U.S.A.

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To vote via the telephone, you can vote by calling the toll-free telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded. If you are located outside the United States, see your proxy card for additional instructions.

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To vote via the Internet, please go to www.voteproxy.com and follow the instructions. Please have your proxy card handy when you go to the website. As with telephone voting, you can confirm that your instructions have been properly recorded.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m. Eastern Time on May 20, 2014. After that, Internet and telephone voting will be closed, and if you want to vote your shares you will either need to ensure that your proxy card is received by the Company before the date of the Annual Meeting or attend the Annual Meeting to vote your shares in person.

Beneficial owner; shares held in account at brokerage, bank or other organization.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from CDTi. Simply complete and mail the proxy card as directed in those voting instructions to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank or other agent. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank or other agent included by it with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

What if I return a proxy card but do not make specific choices?

If your card does not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by the Board of Directors. CDTi does not expect that any matters other than the election of Directors and the other proposals described herein will be brought before the Annual Meeting. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

What can I do if I change my mind after I vote?

If you are a stockholder of record, you can revoke your proxy at any time before the final vote at the Annual Meeting by:

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giving written notice that you are revoking your proxy to the Secretary, Clean Diesel Technologies, Inc., 4567 Telephone Road, Suite 100, Ventura, CA, 93003, U.S.A.;

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delivering a properly completed proxy card with a later date, or vote by telephone or on the Internet at a later date (we will vote your shares as directed in the last instructions properly received from you prior to the Annual Meeting); or

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attending and voting by ballot at the Annual Meeting (note, simply attending the Annual Meeting will not, by itself, revoke your proxy).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other organization that is the holder of record and following its instructions.

Please note that to be effective, your new proxy card, Internet or telephonic voting instructions or written notice of revocation must be received by the Secretary prior to the Annual Meeting and, in the case of Internet or telephonic voting instructions, must be received before 11:59 p.m. Eastern Time on Tuesday, May 20, 2014.

What shares are included on the proxy card?

If you are a stockholder of record, you will receive only one proxy card for all the shares you hold of record in certificate form and in book-entry form.

If you are a beneficial owner, you will receive voting instructions from your broker, bank or other organization that is the holder of record.

Is there a list of stockholders entitled to vote at the Annual Meeting?

The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting for any purpose relevant to the Annual Meeting, by contacting the Secretary of CDTi.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For,” and “Against” votes, and broker non-votes.

What is a broker non-vote?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares on Proposal No. 2, the ratification of BDO USA, LLP, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on Proposal No. 1, the election of Directors, or Proposal No. 3, the non-binding advisory vote. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares.

What is the quorum requirement for the Annual Meeting?

A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will be present if the holders of at least one-third (1/3) of the outstanding shares are represented by proxy or by stockholders present and entitled to vote at the Annual Meeting. On the Record Date, there were 10,150,575 shares outstanding and entitled to vote. Thus, 3,383,525 shares must be represented by proxy or by stockholders present and entitled to vote at the Annual Meeting.  Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

If there is no quorum, the chairman of the Annual Meeting or holders of the majority of the votes present at the Annual Meeting may adjourn the Annual Meeting to another time or date.

How many votes are required to approve each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed
1. Election of each Director	Plurality of votes cast	No
2. Ratification of BDO USA, LLP	Majority of votes cast	Yes
3. Non-binding advisory vote on executive compensation	Advisory only	No

If you abstain from voting or there is a broker non-vote on any matter, your abstention or broker non-vote will not affect the outcome of such vote, because abstentions and broker non-votes are not considered votes cast under our By-laws or under the laws of Delaware (our state of incorporation).

Proposal No. 1 – Election of Directors; plurality vote

Under our By-laws, Directors are elected by a plurality of votes cast. This means that Directors who receive the most “For” votes are elected. There is no “Against” option and votes that are “withheld” or not cast, including broker non-votes, are not counted as votes “For” or “Against.” If a Director nominee receives a plurality of votes but does not, however, receive a majority of votes, that fact will be considered by the Compensation and Nominating Committee of the Board in any future decision on Director Nominations.

Proposal No. 2 – Ratification of BDO USA, LLP; majority vote

Under our By-laws, the votes cast “For” must exceed the votes cast “Against” to approve the ratification of BDO USA, LLP as our independent registered public accounting firm. Abstentions will not be counted as votes cast and accordingly, will not have an effect on this Proposal No. 2.

Proposal No. 3 – Non-binding advisory vote to approve the compensation of our named executive officers

While this advisory vote on executive compensation is non-binding, the Board of Directors and the Compensation and Nominating Committee will review the voting results and seek to determine the cause or causes of any significant negative voting result.

How will my shares be voted at the Annual Meeting?

At the Meeting, the persons named in the proxy card will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your proxy will be voted as the Board of Directors recommends, which is:

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FOR the election of each of the Director nominees named in this Proxy Statement;

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FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the 2014 fiscal year; and

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FOR the non-binding advisory vote to approve the compensation of our named executive officers.

Do I have cumulative voting rights?

No, our Certificate of Incorporation does not provide for cumulative voting.

Am I entitled to dissenter or appraisal rights?

No, our stockholders are not entitled to dissenters’ rights or appraisal rights under the Delaware General Corporation Law for the matters being submitted to stockholders at the Annual Meeting.

Could other matters be decided at the Annual Meeting?

At the date of this Proxy Statement, we did not know of any matters to be considered at the Annual Meeting other than the items described in this Proxy Statement. If any other business is properly presented at the Annual Meeting, your proxy card grants authority to the proxy holders to vote on such matters in their discretion.

Can I access the Notice of Annual Meeting and Proxy Statement and the 2013 Annual Report on Form 10-K via the Internet?

This Notice of Annual Meeting and Proxy Statement and the 2013 Annual Report are available on our website at http://www.cdti.com/proxy. Instead of receiving future proxy statements and accompanying materials by mail, most stockholders can elect to receive an e-mail that will provide electronic links to them. Opting to receive your proxy materials online will save us the cost of producing documents and mailing them to your home or business, and also gives you an electronic link to the proxy voting site.

Stockholders of Record: You may enroll in the electronic proxy delivery service at any time by accessing your stockholder account at www.amstock.com and following the enrollment instructions.

Beneficial Owners: You also may be able to receive copies of these documents electronically. Please check the information provided in the proxy materials sent to you by your broker, bank or other holder of record regarding the availability of this service.

Who will pay for the cost of this proxy solicitation?

CDTi will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission or by other means of communication. Directors, officers or employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to the beneficial owners.

We have retained Phoenix Advisory Partners to act as proxy solicitor for the Annual Meeting for a fee of $6,000 plus reasonable out-of-pocket expenses.

When are stockholder proposals or nominations due for next year’s annual meeting?

In accordance with CDTi’s By-laws, if you wish to submit a proposal for consideration at next year’s annual meeting but are not requesting that such proposal be included in next year’s proxy materials, or if you wish to nominate a person for election to the Board of Directors at next year’s annual meeting, your notice of such a proposal or nomination must be submitted in writing and delivered to, or mailed and received at, the principal executive offices of the Company not later than 90 days nor earlier than 150 days before the one year anniversary of the 2014 Annual Meeting of Stockholders. Accordingly, any such proposal or nomination must be received by the Secretary no later than February 24, 2015 (but no earlier than December 26, 2014), and should be delivered or mailed to the following address: Secretary, Clean Diesel Technologies, Inc., 4567 Telephone Road, Suite 100, Ventura, CA 93003, U.S.A.

In order to be properly submitted to the Secretary of the Company, a proposal or nomination by a CDTi stockholder must contain specific information as required under CDTi’s By-laws, including without limitation (i) the name and address of the stockholder making the proposal, (ii) the class and number of shares that are owned of record or beneficially owned by such stockholder, and (iii) any material interest of such stockholder in the proposal. If you would like a copy of CDTI’s current By-laws, please write to the Secretary, Clean Diesel Technologies, Inc., 4567 Telephone Road, Suite 100, Ventura, CA 93003, U.S.A. CDTi’s current By-laws may also be found on the Company’s website at www.cdti.com.

To be considered for inclusion in CDTi’s proxy statement and form of proxy for the 2015 Annual Meeting of Stockholders, your stockholder proposal must be submitted in writing by December 8, 2014 to the Secretary, Clean Diesel Technologies, Inc., 4567 Telephone Road, Suite 100, Ventura, CA 93003, U.S.A.

Without limiting the advance notice provisions in the Company’s By-laws, which contain procedures that must be followed for a matter to be properly presented at an annual meeting, CDTi management who are proxy holders will have discretionary authority to vote all shares for which they hold proxies with respect to any stockholder proposal or nomination received after the deadline for such proposals or nominations set forth in the By-laws. Such discretionary authority may be exercised to oppose a proposal or nomination made by a stockholder.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission.

 DIRECTORS AND EXECUTIVE OFFICERS OF CDTi

Effective December 5, 2013, following the resignation of R. Craig Breese as President, Chief Executive Officer and Member of the Board of Directors, the Board of Directors established an Interim Office of the Chief Executive Officer (“Office of the CEO”) and transferred the responsibilities of the Company’s Chief Executive Officer to the Office of the CEO. The Office of the CEO is comprised of the Company’s current Chief Financial Officer, Nikhil A. Mehta, and current General Counsel, Corporate Secretary and Vice President of Administration, Pedro J. Lopez-Baldrich. Each of the individuals has remained in his current position while carrying out his Office of the CEO responsibilities. The Office of the CEO reports to the Board of Directors.

The following table sets forth the name, age and positions, as of April 7, 2014 (the date of this Proxy Statement), of individuals who are currently Directors and executive officers of CDTi. Following the table is a brief biography of each nominee for Director and of each current executive officer of CDTi. To CDTi’s knowledge, there are no family relationships between any Director or executive officer and any other Director or executive officer of CDTi. Executive officers serve at the discretion of the Board of Directors. Additionally, executive officers may be elected to the Board of Directors.

Name	Age	Position
Alexander “Hap” Ellis III	64	Chairman of the Board of Directors
Lon E. Bell, Ph.D.	73	Director
Bernard H. “Bud” Cherry	74	Director
Charles R. Engles, Ph.D.	66	Director
Derek R. Gray	80	Director
Mungo Park	58	Director
Nikhil A. Mehta	57	Member of the Office of the CEO and Chief Financial Officer
Pedro J. Lopez-Baldrich	41	Member of the Office of the CEO, General Counsel, Corporate Secretary and Vice President
Stephen J. Golden	52	Chief Technology Officer and Vice President
Christopher J. Harris	49	Chief Operating Officer and Vice President

Directors

Alexander “Hap” Ellis III, Chairman. Mr. Ellis joined the CDTi Board of Directors as Chairman in October 2010, immediately following the business combination of CDTi and Catalytic Solutions, Inc. Mr. Ellis served as a Director of Catalytic Solutions, Inc. from June 2003 to October 2010, and was elected as Chairman of Catalytic Solutions, Inc.’s Board in December 2004. Mr. Ellis is a General Partner of RockPort Capital Partners, a leading multi-stage venture capital firm that invests in the areas of alternative and traditional energy, mobility and sustainability. He has been a general partner in RockPort Capital Partners since its inception in 2000 and has primarily focused on renewables, electric grid technologies, advanced materials and transportation and emission control technologies. In addition to CDTi, Mr. Ellis serves on the boards of Northern Power Systems, Gazelle, Inc., Old Westbury Funds, Inc. and William Gallagher Associates. He also serves on the boards of George H.W. Bush Foundation and Cornell Laboratory of Ornithology. In addition, he represented RockPort on the board of Comverge, Inc. (NASDAQ:COMV) from October 2004 to August 2007 and Eka Systems, now a part of Eaton Corporation (NYSE:ETN), from May 2007 to April 2010. Mr. Ellis received a BA degree from Colorado College and an MBA from the Yale School of Management.

Mr. Ellis’s experience as a director of public companies, combined with his broad experience as a general partner of RockPort Capital Partners in investing in clean tech companies, as well as his ability to assist us with fundraising and other strategic initiatives, and his performance as a member of our Board led the Board to conclude that he should be nominated to continue to serve as a Director of CDTi.

Lon E. Bell, Ph.D., Director. Dr. Bell joined the CDTi Board of Directors in June 2013. He founded Gentherm Inc. (NASDAQ:THRM), formerly Amerigon Inc., a global developer and marketer of innovative thermal management technologies for a broad range of heating and cooling and temperature control applications, in 1991, and was a consultant to Gentherm from December 2010 to December 2012. Dr. Bell served many roles at Gentherm, including Chief Technology Officer until December 2010, Director of Technology until 2000, Chairman and Chief Executive Officer until 1999, and President until 1997. Dr. Bell served as the Chief Executive Officer and President of BSST LLC, a subsidiary of Gentherm, from September 2000 to December 2010. He served as a Director of Gentherm from 1991 to 2012. Previously, Dr. Bell co-founded Technar Incorporated, which developed and manufactured automotive components, and served as Technar’s Chairman and President until selling majority ownership to TRW Inc. in 1986. Dr. Bell continued managing Technar, then known as TRW Technar, as its President until 1991. Dr. Bell co-founded Mahindra REVA Electric Vehicle Pvt Ltd in 1994 and currently serves as a Director. He has served as a director for Ideal Power Converters, Inc. (NASDAQ:IPWR) since 2012 and ClearSign Combustion Corporation (NASDAQ:CLIR) since November 2011. From January 2012 to January 2014, Dr. Bell served as a Director of Aura Systems Inc. (OTC:AUSI) and through 2012, Dr. Bell was a director of the non-profit CALSTART. Dr. Bell received a BSc. in Mathematics, an MSc. in Rocket Propulsion, and a Ph.D. in Mechanical Engineering from the California Institute of Technology.

Dr. Bell’s experience as a director of public companies, significant business acumen, technology and commercialization experience and first-hand understanding of the automotive industry led the Board to conclude that he should be nominated to continue to serve as a Director of CDTi.

Bernard H. “Bud” Cherry, Director. Mr. Cherry joined the CDTi Board of Directors in October 2010, immediately following the business combination of CDTi and Catalytic Solutions, Inc. Mr. Cherry served as a Director of Catalytic Solutions, Inc. from January 2008 to October 2010. Mr. Cherry has served as Chief Executive Officer and Director of Eagle Creek Renewable Energy, LLC, a privately owned developer and operator of hydroelectric generating facilities, since June 2011. Mr. Cherry is also the Principal Founder and Chief Executive Officer of Energy 5.0 LLC, a privately held energy solutions company established in November 2006, that develops, finances, constructs and operates complex renewable energy production facilities. Mr. Cherry has over 40 years' experience in the energy sector. He served as Executive Vice Chairman of the Board of Northern Power Systems, Inc., a wind energy company from August 2008 to July 2009 and Chief Executive Officer from August to December 2008. In February 2007, Mr. Cherry joined the Board of Directors of Distributed Energy Systems Corporation (NASDAQ:DESC), a renewable energy generation and technology equipment manufacturer, and became Chairman of the Board in August 2007. In October 2007, Mr. Cherry was named Chief Executive Officer and served until August 2008, at which time he also left the Board. Distributed Energy Systems Corporation filed for Chapter 11 bankruptcy protection in June 2008. Prior to that, Mr. Cherry was Chief Executive Officer of the Foster Wheeler Global Power Group, one of the two major business groups of Foster Wheeler Limited (NASDAQ:FWLT), a provider of construction and engineering services, from November 2002 until June 2006. Prior to his tenure at Foster Wheeler, Mr. Cherry was a member of the senior management team of the Oxbow Group for 17 years. Mr. Cherry was the President and Chief Operating Officer of the Oxbow Energy and Minerals Group and played a key leadership role in the creation and growth of Oxbow's global energy activities. In addition to CDTi, Mr. Cherry serves on the board of Fabrico, Inc. Mr. Cherry began his career as a Nuclear Engineer at United Nuclear Corporation and holds a BS degree in Chemistry and MS degree in Nuclear Engineering, both earned at the University of Illinois.

Mr. Cherry’s experience as a director of public companies, his over 40 years of experience in the energy sector and his performance as a member of our Board led the Board to conclude that he should be nominated to continue to serve as a Director of CDTi.

Charles R. Engles, Ph.D., Director. Dr. Engles joined the CDTi Board of Directors in October 2010, immediately following the business combination of CDTi and Catalytic Solutions, Inc. Dr. Engles served as a Director of Catalytic Solutions, Inc. from January 2000 to October 2010. Dr. Engles is an independent consultant and has over 20 years of experience serving as a board member for U.S. public companies and has also been a board member of seven private companies. From May 2012 to May 2013, he served as a consultant to PatentBridge, LLC, an intellectual property brokerage firm, under the title of Senior Director. In addition to CDTi, Dr. Engles currently serves on the board of Stillwater Mining Company (NYSE:SWC), a producer of platinum group metals. From April to October 2008, Dr. Engles served as Interim Chief Executive Officer of ThermoCeramix, Inc., an advanced materials company focused on electrical to thermal energy conversion. From September 1997 to March 2008, Dr. Engles served as Chief Executive Officer of Cutanix Corporation, a biopharmaceutical company focused on dermatological drug discovery that he co-founded. From September 1994 to March 1997, he served as Chairman and Chief Executive Officer of Stillwater Mining Company and, under his direction it completed an IPO on NASDAQ in 1994. In 1992, he organized the spin out from Johns-Manville Corporation (NYSE:BRK.A,BRK.B) and Chevron Corporation (NYSE:CVX) of Stillwater Mining Company. From July 1989 until September 1994, Dr. Engles served as Senior Vice President of Johns-Manville Corporation responsible for corporate development and worldwide mining and minerals operations. Dr. Engles holds a Ph.D. from Stanford University in operations research and attended Oxford University as a Rhodes Scholar.

Dr. Engles’ experience as a director and executive officer of public companies, his experience in the platinum group metals business, as well as his technical background and his performance as a member of our Board led the Board to conclude that he should be nominated to continue to serve as a Director of CDTi.

Derek R. Gray, Director. Mr. Gray has been a Director of CDTi since 1998. Mr. Gray has served as managing director of SGA Nominees Limited, a United Kingdom fiscal advisory firm, since June 2013. Prior to that, from 1971 to May 2013, Mr. Gray served as managing director of SG Associates Limited, a United Kingdom fiscal advisory firm. SG Associates Limited entered into voluntary liquidation in May 2013 in connection with insolvency proceedings filed by SG Associates Limited. His long career includes advisory roles to large and small public and private companies, as well as engagements with numerous private interests, entities and charities across the globe.  Mr. Gray’s financial expertise, broad knowledge base and depth of experience in international business and tax matters make him a valued mentor to the Board.

Diverse experience provides Mr. Gray with the continued business experience and acumen to advise CDTi on its financial and strategic initiatives and led the Board to conclude that he should be nominated to continue to serve as a Director of CDTi.

Mungo Park, Director. Mr. Park has been a Director of CDTi since September 2009 and served as Chairman from September 2009 to October 2010. Mr. Park is the Chairman and Founder of Innovator Capital Limited, a financial services company of London, England established in 2003. He has over 30 years of investment banking experience, focusing primarily on the technology, industrial technology and the biomedical industries.

Mr. Park’s fundraising experience and experience in advising “Greentech” companies on financial matters led the Board to conclude that he should be nominated to continue to serve as a Director of CDTi.

Executive Officers

Nikhil A. Mehta, Office of the CEO and Chief Financial Officer. Mr. Mehta was appointed as a member of  the Office of the CEO in December 2013 has served as Chief Financial Officer since joining CDTi in October 2010, following the business combination of CDTi and Catalytic Solutions, Inc. Mr. Mehta has served as Chief Financial Officer of Catalytic Solutions, Inc. since July 2008 and as a Director since August 2008. Mr. Mehta has more than 25 years of financial management experience in high technology and medical technology companies. His experience includes operational finance management in manufacturing companies, fund raising, several acquisitions and experience as Chief Financial Officer for companies listed on NASDAQ as well as AIM in London. From 2005 to 2008, Mr. Mehta served as Chief Financial Officer of Spacelabs Healthcare, Inc., a medical technology company and wholly owned subsidiary of OSI Systems, Inc. (NASDAQ:OSIS). Mr. Mehta served as Vice President of Corporate Development for OSI Systems, Inc. from 2002 to 2008, where he participated in or led several acquisitions and the IPO of Spacelabs on AIM. From 2000 to 2002, Mr. Mehta was Chief Financial Officer of Advanced Tissue Sciences, Inc., a previously listed NASDAQ biotechnology company. Mr. Mehta also spent over 15 years in several financial positions with Xerox Corporation (NYSE:XRX). Mr. Mehta received an MBA degree from The Wharton School, University of Pennsylvania and Bachelor of Commerce from Bombay University.

Pedro J. Lopez-Baldrich, Office of the CEO, General Counsel, Corporate Secretary and Vice President, Administration. Mr. Lopez-Baldrich was appointed as a member of the Office of the CEO and Corporate Secretary in December 2013 and has served as General Counsel and Vice President, Administration since September 2013. Mr. Lopez-Baldrich has over 15 years of legal and operational experience in both public and private companies.  Prior to joining CDTi, from August 2005 to March 2012, he served as General Counsel, Secretary and Vice President of Operations for Patagonia, Inc., a global designer and manufacturer of outdoor clothing and gear. From May 2001 to August 2005, he served as Counsel for Burton Snowboards, a snowboard manufacturer. Prior to joining Burton Snowboards, Mr. Lopez-Baldrich was an attorney with Blank Rome LLP practicing in their Corporate, Mergers & Acquisitions and Securities Department.  Mr. Lopez-Baldrich holds a Master of Law degree from Georgetown University as well as a Juris Doctorate from St. John’s University and a Bachelor’s degree in International Business from Drake University.

Stephen J. Golden, Ph.D., Chief Technology Officer and Vice President. Dr. Golden has served as Chief Technology Officer and Vice President – Business Development and Strategy since April 2012. Dr. Golden joined CDTi as Chief Technical Officer in October 2010, immediately following the business combination of CDTi and Catalytic Solutions, Inc. Dr. Golden is one of the founders of Catalytic Solutions, Inc. and the developer of its technology and has served as the Chief Technical Officer and Director of Catalytic Solutions, Inc. since 1996. From 1994 to late 1995, Dr. Golden was the Research Director for Dreisbach Electromotive Incorporated, a developer of advanced batteries based in Santa Barbara, California. Dr. Golden received his doctorate in Material Science at Imperial College of Science and Technology in London, England. Dr. Golden did extensive post-doctoral work at the University of California, Santa Barbara, and the University of Queensland, Australia in ceramic oxide and mixed metal oxide materials.

Christopher J. Harris, Chief Operating Officer and Vice President. Mr. Harris has served as Chief Operating Officer and Vice President – Integrated Supply Chain and Research and Engineering since April 2012. Mr. Harris joined CDTi as Chief Operations Officer in October 2010, following the business combination of CDTi and Catalytic Solutions, Inc. Mr. Harris served as President of Catalytic Solutions, Inc.'s catalyst business from August 2008 to October 2010. Mr. Harris has more than 25 years of technical, commercial and general management experience in both privately-held and publicly-traded specialty chemicals and materials companies. From May 2007 to August 2008, Mr. Harris served as Chief Operating Officer of Aculon, Inc., an early-stage nanotechnology company, and prior to that was Global Vice President/General Manager of Avery Dennison Corporation's (NYSE:AVY) Performance Polymers business. Earlier in his career, Mr. Harris held various management positions in North America and Europe during eleven years with Rohm and Haas Company, acquired by The Dow Chemical Company (NYSE:DOW) in 2009. Mr. Harris earned his Bachelor of Science in Chemical Engineering from Cornell University and completed graduate business coursework at Temple University.

PROPOSAL No. 1

ELECTION OF DIRECTORS

The Nominees

We are asking you to vote for the election of six (6) nominees as Directors of CDTi. Each of the nominees is currently a Director of CDTi and was selected by the Board of Directors upon the recommendation of the Compensation and Nominating Committee of the Board. The term of office of each Director is until the 2015 annual meeting or until a successor is duly elected or, if before then, a Director resigns, retires or is removed by the stockholders.

The following table sets forth certain information with respect to each person nominated and recommended to be elected as a Director of CDTi.

Name	Age	Director Since
Alexander “Hap” Ellis III	64	2010
Lon E. Bell, Ph.D.	73	2013
Bernard H. “Bud” Cherry	74	2010
Charles R. Engles, Ph.D.	66	2010
Derek R. Gray	80	1998
Mungo Park	58	2009

Biographical information for each nominee, including the reasons that we believe they should continue to serve as Directors, is included under “Directors and Executive Officers of CDTi—Directors.”  Details concerning Directors’ compensation for the year ended December 31, 2013 are included under “Director Compensation.”

Availability

The nominees have all consented to stand for election and to serve, if elected. Mr. Ellis has indicated that he would, if reappointed by the Board as Chairman, accept the position as Chairman. If one or more of the above nominees becomes unavailable or declines to accept election as a Director, votes will be cast for a substitute nominee, if any, designated by the Board on recommendation of the Compensation and Nominating Committee. If no substitute nominee is designated prior to the election, the individuals named as proxies on the enclosed proxy card will exercise their judgment in voting the shares that they represent, unless the Board reduces the number of Directors and eliminates the vacancy.

Plurality Voting

Under Delaware law and CDTi’s By-laws, a vote by a plurality of the shares voting is required for the election of Directors. Under plurality voting, Directors who receive the most “For” votes are elected; there is no “Against” option and votes that are “withheld” or not cast are disregarded in the count.  If a nominee receives a plurality of votes but does not, however, receive a majority of votes, that fact will be considered by the Compensation and Nominating Committee in any future decision on nominations.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THESE NOMINEES AS DIRECTORS.

ROLE AND COMPOSITION OF THE BOARD OF DIRECTORS

The Board of Directors, which is elected by the stockholders, is the ultimate decision-making body of the Company, except with respect to those matters reserved to the stockholders. It selects the Chief Executive Officer, or person or persons performing similar functions including the members of the Office of the CEO, and other members of the senior management team, and provides an oversight function for the Chief Executive Officer’s or Office of the CEO’s execution of overall business strategy and objectives. The Board acts as an advisor and counselor to senior management and validates business strategy and direction. The Board’s primary function is to monitor the performance of senior management and facilitate growth and success by providing mentoring and actionable business advice honed by substantial substantive knowledge of the Company's business and history tempered with significant outside business experience.

Our By-laws state that the number of Directors shall be determined from time to time by the Board of Directors or by the stockholders. On December 5, 2013, our Board of Directors fixed the number of Directors at six (6).

Each Director shall be elected for a term of one year and until a successor is duly elected or until the Director shall sooner resign, retire, become deceased or be removed by the stockholders. Any Director may be removed by the stockholders with or without cause at any time. Any Director may resign at any time by submitting an electronic transmission or by delivering a written notice of resignation, signed by such Director to the Chairman, the Chief Executive Officer or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery. Vacancies in the Board may be filled by a majority of the Directors then in office (although less than a quorum), by the sole remaining Director, or by the stockholders. Any decrease in the authorized number of Directors shall not become effective until the expiration of the term of the Directors then in office unless, at the time of such decrease, there shall be vacancies on the Board that are being eliminated by the decrease. The Board is currently comprised of a Non-Executive Chairman and five Non-Executive Directors.

Director Independence

The Board of Directors has affirmatively determined that each of Alexander “Hap” Ellis III, Lon E. Bell, Ph.D., Bernard H. “Bud” Cherry, Charles R. Engles, Ph.D., Derek R. Gray and Mungo Park is “independent” under the NASDAQ listing standards. In addition, the Board of Directors has determined that the members of CDTi’s Audit Committee, Mr. Gray, Mr. Ellis and Dr. Engles and the members of CDTI’s Compensation and Nominating Committee are “independent” under the heightened independence standards applicable to Committee members under applicable NASDAQ listing standards and SEC rules.

2013 Meetings and Attendance

During 2013, the Board held sixteen meetings. All Directors attended at least 75% or more of the aggregate number of meetings of the Board and Board committees on which they served, except for Bernard H. “Bud” Cherry, who attended 56% of the Board meetings. All Directors standing for re-election attended the 2013 annual meeting of CDTI held on May 22, 2013. CDTi has a formal policy mandating Director Attendance at annual meetings.

Executive Sessions

In 2013, the Non-Executive Directors met in executive session of the Board on three occasions; the members of the Audit Committee met in executive session on three occasions; and the Compensation and Nominating Committee met in executive session on four occasions. The policy of the Board is to hold at least two executive sessions of the Board annually and executive sessions of committees when needed.

Board Leadership Structure

The CDTi Board is led by a Chairman who is a Non-Executive Director selected by the full Board on nomination of the Compensation and Nominating Committee. The Board believes that the Chairman is responsible for Board leadership and the Chief Executive Officer or Office of the CEO is responsible for leading the management, employees and operations of CDTi and that these are two distinct and separate responsibilities. The Board believes this leadership structure is efficient and promotes good corporate governance. However, the Board continues to evaluate its leadership structure and may change it, if, in the opinion of the Board, a change is required by the needs of CDTi’s business and operations.

Risk Oversight

The Board of Directors exercises ultimate risk oversight responsibility for CDTi directly and through its committees. The direct role for the Board is to assist management in identifying risk, to evaluate management’s performance in managing risk, and, when appropriate, to request information and data to assist in that process. The Board believes that its leadership structure of a separate Chairman and Chief Executive Officer or Office of the CEO enhances the Board’s assessment of risk. The Audit Committee assists the Board of Directors in its oversight of risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The Compensation and Nominating Committee oversees risks relating to CDTi’s compensation policies and practices. Each Committee reports its activities and recommendations to the Board, including assessment of risk, when appropriate.

COMMITTEES OF THE BOARD

The standing Committees of the Board of Directors are an Audit Committee, Compensation and Nominating Committee and Technology Committee. Special committees may be formed from time to time as determined by the Board of Directors.  The Charters of the Audit Committee and Compensation and Nominating Committee are available on CDTi’s website at www.cdti.com under “Investor Relations.” The following table sets out the current membership of the standing Committees of our Board of Directors:

Name	Audit	Compensation and Nominating	Technology
Alexander “Hap” Ellis III	X	X
Lon E. Bell, Ph.D.			Chairman
Bernard H. “Bud” Cherry		Chairman
Charles R. Engles, Ph.D.	X	X
Derek R. Gray	Chairman
Mungo Park			X

Audit Committee

The Audit Committee is responsible for oversight of accounting and financial reporting processes, audits of the financial statements, internal control and audit functions, and compliance with legal and regulatory requirements and ethical standards adopted by the Company. For audit services, the Audit Committee is responsible for the engagement and compensation of independent auditors, oversight of their activities and evaluation of their independence. The Audit Committee has instituted procedures for receiving reports of improper record keeping, accounting or disclosure. The Audit Committee is also responsible for reviewing transactions with related parties, regardless of the amount of such transaction. The Board has also constituted the Audit Committee as a Qualified Legal Compliance Committee in accordance with SEC regulations.

In the opinion of the Board, each of the members of the Audit Committee has both business experience and an understanding of generally accepted accounting principles and financial statements enabling them to effectively discharge their responsibilities as members of that Committee.

Meetings

The Audit Committee met eleven times in 2013.

Audit Committee Financial Experts

The Board has determined that Derek R. Gray is an audit committee financial expert within the meaning of SEC regulations. In making this determination the Board considered Mr. Gray’s formal training, long experience in accounting and auditing and his former service for many years as the Chairman of the Audit Committee of another reporting company under the Securities Exchange Act. The Board has also determined that Mr. Gray is “independent,” as independence for audit committee members is defined in the NASDAQ listing standards.

Membership

Currently, the Audit Committee consists of independent Directors Mr. Gray as Chairman, Alexander “Hap” Ellis III and Charles R. Engles, Ph.D.

Compensation and Nominating Committee

Compensation

The Compensation and Nominating Committee is responsible for the oversight and determination of executive compensation. For outside adviser services, the Compensation and Nominating Committee is responsible for the engagement and compensation of independent compensation consultants, legal advisors and other advisers, and the oversight of their activities and evaluation of their independence. Among other things, the Committee reviews, recommends and approves salaries and other compensation of the Company’s eligible employees, administers the Company’s Management Short Term Incentive Plan and the Company’s long-term incentives under the Company’s Stock Incentive Plan (including reviewing, recommending and approving equity grants to eligible employees) and Executive Long Term Incentive Plan.

Executive compensation awards are approved by the Compensation and Nominating Committee on recommendation of the Chief Executive Officer, except that the compensation of the Chief Executive Officer is determined by the Committee itself. Compensation of executives is considered for approval by the Board of Directors upon the recommendation of the Compensation and Nominating Committee.

In determining executive compensation, the Committee considers:

•

the executive’s performance in light of Company goals and objectives;

•

competitive market data at comparable companies;

•

our overall budget for base salary increases; and

•

such other factors as it shall deem relevant.

The Compensation and Nominating Committee is authorized to engage and retain independent third party compensation and legal advisors to obtain advice and assistance on all matters related to executive compensation and benefit plans, as well as external consultants to provide independent verification of market position and consider the appropriateness of executive compensation.

Nominating

The Compensation and Nominating Committee also identifies Director Nominees for election to fill vacancies on CDTi’s Board. Nominees are considered for approval by the Board on recommendation of the Committee. In evaluating nominees, the Committee seeks candidates of high ethical character with significant business experience at the senior management level who have the time and energy to attend to Board responsibilities. Candidates should also satisfy such other particular requirements that the Committee may consider important to CDTI’s business at the time. When a vacancy occurs on the Board, the Committee will consider nominees from all sources, including stockholders, nominees recommended by other parties, and candidates known to the Directors or CDTi’s management. The Committee may, if appropriate, make use of a search firm and pay a fee for services in identifying candidates. The best candidate from all evaluated will be recommended to the Board to consider for nomination.

The Compensation and Nominating Committee does not have a formal affirmative diversity policy for identifying nominees for the Board of Directors. When evaluating nominees, however, the Committee considers itself diversity neutral and examines a candidate’s background, experience, education, skills and individual qualities that could contribute to heterogeneity and perspective in Board deliberations.

Stockholders who wish to recommend candidates for consideration as nominees should furnish in writing detailed biographical information concerning the candidate to the Committee addressed to the Secretary of CDTi at 4567 Telephone Road, Suite 100, Ventura, California, 93003, U.S.A. No material changes have been made to the procedures by which security holders may recommend nominees to CDTi’s Board of Directors.

Meetings

The Compensation and Nominating Committee met five times in 2013.

Membership

Currently, the Compensation and Nominating Committee consists of independent Directors Bernard H. “Bud” Cherry as Chairman, Alexander “Hap” Ellis III and Charles R. Engles, Ph.D.

Technology Committee

On February 20, 2014, the Board of Directors established the Technology Committee, whose responsibility is to represent and assist the Board of Directors in its review and oversight of the Company’s technology strategy and investment in research and development and technological and scientific initiatives and to review and identify specific technology, science and innovation matters that could have a significant impact on Company operations.

Membership

Currently, the Technology Committee consists of independent Directors Lon E. Bell, Ph.D. as Chairman and Mungo Park.

CORPORATE GOVERNANCE

The Board is committed to sound and effective corporate governance principles and practices. The role of our Board of Directors is to effectively govern the affairs of our Company for the benefit of our stockholders. Our Board of Directors strives to ensure the success and continuity of our Company and its mission through the election and appointment of qualified management. It is also responsible for ensuring that CDTi’s activities are conducted in a responsible and ethical matter.

Code of Business Ethics and Conduct

 The Board has adopted a Code of Ethics and Business Conduct (the “Code”) that applies to all employees, executive officers and Directors. A copy of the Code is available free of charge on written or telephone request to Investor Relations, CDTi, 4567 Telephone Road, Suite 100, Ventura, California 93003, U.S.A., or +1-805-639-9458. The Code is also available on CDTi’s website at www.cdti.com under “Investor Relations.” Changes to the Code or waivers granted under the Code will be posted on CDTi’s website at www.cdti.com under “Investor Relations.”

Communicating with the Board of Directors

Stockholders and other interested parties may contact any of CDTi’s Directors, including the Chairman or the Non-Executive Directors as a group, by writing a letter to the CDTi Director(s) c/o Secretary, CDTi, 4567 Telephone Road, Suite 100, Ventura, California 93003, U.S.A. Communications will be forwarded directly to the Chairman, unless a different Director is specified.

Corporate Governance Materials

Materials relating to corporate governance at CDTi are published on our website at www.cdti.com under “Investor Relations.”

•

Board of Directors—Background and Experience

•

Audit Committee Charter

•

Compensation and Nominating Committee Charter

•

Code of Ethics and Business Conduct

•

By-laws of Clean Diesel Technologies, Inc.

•

Restated Certificate of Incorporation of Clean Diesel Technologies, Inc.

Transactions with Related Parties

Lon E. Bell, Ph.D.

On July 3, 2013, we completed a public offering under an existing shelf registration statement in which our Director Lon E. Bell, Ph.D. participated. We sold Dr. Bell 80,000 units for $1.25 per unit, with each unit consisting of one share of common stock and one half of a warrant to purchase one share of common stock with an exercise price of $1.25 per share.

Derek R. Gray

In July 2013, we sold 54,347 shares of common stock to our Director, Derek R. Gray, in a private placement pursuant to an agreement dated June 28, 2013. The shares were sold at $1.84 per share, the closing bid price on the day preceding the date of the agreement. We relied on the private placement exemption provided by Regulation S.

Kanis S.A.

$1.5 Million, 8% Shareholder Note Due 2015. On December 30, 2010, we executed a Loan Commitment Letter with Kanis S.A., a shareholder of our company, pursuant to which Kanis S.A. loaned us $1.5 million. The unsecured loan bears interest on the unpaid principal at a rate of 6% per annum, with interest only payable quarterly on each March 31, June 30, September 30 and December 31, commencing March 31, 2011. In addition to principal and accrued interest, we are obligated to pay Kanis S.A. at maturity a “Payment Premium” ranging from $100,000 to $200,000 based proportionally on the number of days that the loan remains outstanding. There is no prepayment penalty. The original maturity date of the loan was June 30, 2013 but was extended to June 30, 2015 by agreement of the parties on January 30, 2013. On January 30, 2013, we and Kanis S.A. also agreed to amend the terms of the loan to increase the interest rate from 6% to 8% beginning on June 30, 2013 and to change the payment premium due under this note to a fixed amount of $250,000 with $100,000 payable on June 30, 2013 and the remaining amount payable at maturity on June 30, 2015. On July 3, 2013, concurrent with the closing of our public offering, we issued 188,000 shares of common stock and warrants to acquire 94,000 shares of common stock at $1.25 per share to Kanis S.A. in satisfaction of $235,000 of payment premium and accrued interest due June 30, 2013.

In connection with the loan, we issued Kanis S.A. warrants to acquire 25,000 shares of our common stock at $10.40 per share. These warrants are exercisable on or after June 30, 2013 and expire on the earlier of (x) June 30, 2016 and (y) the date that is 30 days after we give notice to the warrant holder that the market value of one share of our common stock has exceeded 130% of the exercise price of the warrant for 10 consecutive days, which 10 consecutive days commence on or after June 30, 2013. We have recorded the relative estimated fair value of these warrants as a discount from the loan amount and are amortizing the discount using the effective interest method over the term of the loan.

$3.0 Million, 8% Subordinated Convertible Notes Due 2015. On May 6, 2011, we issued to Kanis S.A. $3.0 million aggregate principal amount of our subordinated convertible notes. The notes bear interest at a rate of 8% per annum, which is payable quarterly in arrears. The notes have a stated maturity of five years from the date of issuance. The original agreement allowed for the acceleration of the maturity of the notes if: (i) we were in breach of the notes or other agreements with Kanis S.A., or (ii) Kanis S.A. provided written notice, not less than 30 days prior to such date, that it elected to accelerate the maturity to a date not earlier than November 11, 2012. On February 16, 2012, the agreement was amended to modify the early redemption date from November 11, 2012 to May 12, 2013. On January 30, 2013, we and Kanis S.A. entered into a letter agreement regarding the notes whereby Kanis S.A. agreed not to accelerate the maturity of these convertible notes during the 2013 calendar year and on March 21, 2014, we and Kanis S.A. entered into a letter agreement whereby Kanis S.A. agreed not to accelerate the maturity of these notes prior to July 1, 2015.

We also have the option to redeem the notes at any time at a price equal to 100% of the face amount plus accrued and unpaid interest through the date of redemption. There is no prepayment penalty. The subordinated convertible notes are unsecured obligations and are subordinated to our existing and future secured indebtedness.

The outstanding principal balance of, plus accrued and unpaid interest on, the notes were convertible into shares of our common stock at an initial conversion price equal to $7.044 per share, which was 120% of the closing bid price per share of our common stock on April 8, 2011, into no more than 369,853 shares. On July 27, 2012, we and Kanis S.A. further amended the terms of the notes to modify the conversion feature. As amended, the outstanding principal balance of, and accrued and unpaid interest on, the notes are convertible, at the option of Kanis S.A. at any time upon written notice given not less than 75 calendar days prior to the date of conversion, into no more than 250,000 shares of our common stock at a conversion price of $4.00 per share.

In connection with the February 16, 2012 amendment, we issued to Kanis S.A., warrants to acquire 5,000 shares of our common stock at $3.80 per share. The warrants are exercisable on or after August 16, 2014 and expire on the earlier of (x) August 16, 2017 and (y) that date that is 30 days after we give notice to the warrant holder that the market value of one share of our common stock has exceeded 130% of the exercise price of the warrant for 10 consecutive days, which 10 consecutive days commence on or after August 16, 2014. We did not receive any cash consideration for the issuance of the warrants. We relied on the private placement exemption provided by Regulation S.

$3.0 Million, 8% Shareholder Note Due 2015. On July 27, 2012, we executed a Loan Commitment Letter with Kanis S.A., pursuant to which we issued a promissory note in the principal amount of $3.0 million. The unsecured promissory note bears interest at 8% per annum, payable quarterly in arrears. The promissory note has a stated maturity of three years from the date of issuance. There is no prepayment penalty or premium.

In connection with the issuance of the promissory note, on July 27, 2012, we issued Kanis S.A. a warrant to acquire 45,000 shares of our common stock at $2.09 per share, a third of which became exercisable on the issuance date and the remainder will vest as to one third on each of the first and second anniversaries of the issuance date. This warrant expires on July 27, 2018. We did not receive any cash consideration for the issuance of this warrant, which was issued in reliance upon the private placement exemption provided by Regulation S.

Pursuant to its charter, the Audit Committee of our Board of Directors is responsible for reviewing and approving any related party transactions.  In reviewing any such transactions and potential transactions, the Audit Committee may take into account a variety of factors that it deems appropriate, which may include, for example, whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, the value and materiality of such transaction, any affiliate transaction restrictions that may be included in our debt or other agreements, and any impact on the Board’s evaluation of a non-employee director’s independence or on such director’s eligibility to serve on one of the Board committees any required public disclosures by CDTi.

Section 16 (a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s Directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, Directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements applicable to CDTi’s executive officers, Directors and greater than ten percent beneficial owners during the year ended December 31, 2013 were complied with.

DIRECTOR COMPENSATION

Summary Director Compensation Table

The following table shows all compensation earned by CDTi’s Non-Executive Directors in 2013. Directors who are also employees or executive officers of CDTi receive no compensation for their service as Directors. Accordingly, R. Craig Breese, who served as CDTi’s President and Chief Executive Officer during 2013 is not included in the Director Compensation table below and all compensation paid to Mr. Breese is reported in the Summary Compensation Table included under “Executive Compensation.”

Name	Fees Earned or Paid in Cash	Option Awards [1]	Total
Alexander “Hap” Ellis, III [2]	$ 35,000	─	$ 35,000
Lon E. Bell, Ph.D. [3]	$ 13,472	─	$ 13,472
Charles F. Call [4]	$ 9,812	─	$ 9,812
Bernard H. “Bud” Cherry [5]	$ 37,500	─	$ 37,500
Charles R. Engles, Ph.D. [6]	$ 35,000	─	$ 35,000
Derek R. Gray [7]	$ 40,000	─	$ 40,000
Mungo Park [8]	$ 25,000	─	$ 25,000

_____
1 As of December 31, 2013, the following outstanding option awards were held by current members of the Board of Directors:  Mr. Ellis, 15,000 shares; Mr. Cherry, 15,000 shares; Dr. Engles, 15,000 shares; Mr. Gray, 22,165 shares; and Mr. Park, 15,000 shares.

2 Mr. Ellis is a member of the Audit Committee and the Compensation and Nominating Committee.

3 Dr. Bell is Chairman of the Technology Committee.

4 Mr. Call served as a member of CDTi’s Board of Directors through May 22, 2013.

5 Mr. Cherry is Chairman of the Compensation and Nominating Committee.

6 Dr. Engles is a member of the Audit Committee and the Compensation and Nominating Committee.

7 Mr. Gray is Chairman of the Audit Committee.

8 Mr. Park is a member of the Technology Committee.

Narrative to Director Compensation Table

During 2013, CDTi’s Non-Executive Directors were compensated based on the following fee schedule:

Position	Compensation
Member of the Board of Directors

$25,000 per year; plus an annual grant of stock options to acquire 5,000 shares of common stock at an exercise price equal to the grant date fair market value; timing to be at the discretion of the Board on the recommendation of the Compensation and Nominating Committee

Member of the Audit Committee	$ 5,000 per year
Chairman of the Audit Committee	$10,000 per year (in addition to Member compensation)
Member of the Compensation and Nominating Committee	$ 5,000 per year
Chairman of the Compensation and Nominating Committee	$ 7,500 per year (in addition to Member compensation)

On December 4, 2013, the Board of Directors, upon recommendation of the Compensation and Nominating Committee, elected to postpone the 2013 portion of Director Compensation payable in stock options until a later date.

On February 20, 2014, following a review of the Director Compensation structure and upon recommendation of the Compensation and Nominating Committee, the Board of Directors approved the following fee schedule, effective beginning with the 2014 calendar year:

Description	Compensation
Board Member Retainer • Includes four in-person meetings • Includes four telephonic meetings Additional Compensation: • Additional in-person meetings • Additional telephonic meetings

$25,000 per year; plus an annual award of Restricted Share Units valued at $30,000, with timing and vesting to be at the discretion of the Board on the recommendation of the Compensation and Nominating Committee

$1,500 each meeting

$500 each meeting

Audit Committee Retainers:

•

Chairman (in addition to Member Retainer)

•

Committee Member

o

Includes four in-person meetings

o

Includes four telephonic meetings

Additional Compensation:

•

Additional in-person meetings

•

Additional telephonic meetings

$10,000 per year $5,000 per year $1,500 each meeting $500 each meeting

Compensation and Nominating Committee Retainers:

•

Chairman (in addition to Member Retainer)

•

Committee Member

o

Includes four in-person meetings

Additional Compensation:

•

Additional in-person meetings

•

Telephonic meetings

$7,500 per year $5,000 per year $1,500 each meeting $500 each meeting

Technology Committee Retainers:

•

Chairman (in addition to Member Retainer)

•

Committee Member

o

Includes four in-person meetings

o

Includes four telephonic meetings

Additional Compensation:

•

Additional in-person meetings

•

Additional telephonic meetings

$7,500 per year $5,000 per year $1,500 each meeting $500 each meeting

Fees earned by the Non-Executive Directors are generally paid in cash quarterly during the period earned. Restricted Stock Unit awards to Non-Executive Directors will be, under the current policy of the Board, granted under the Stock Incentive Plan and vest over time.

PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of common stock as of March 24, 2014 by: 1) each person known to CDTi to beneficially own more than five percent of its outstanding shares of common stock; 2) each of the Directors (including all nominees for Director); 3) CDTi’s “Named Executive Officers” as set forth in the Summary Compensation Table included under “Executive Compensation”; and 4) all current Directors and executive officers as a group at such date.

Unless otherwise noted below, the address of each beneficial owner listed in the table is in care of CDTi, 4567 Telephone Road, Suite 100, Ventura, California, 93003.

	Beneficial Ownership of Common Stock
Beneficial Owner Name and Address	Number of Shares [1]	Percentage Owned [2]
>5% Holders:
John A. Kanis [3] c/o Kanis, S.A., 233-237 Old Marylebone Road London NW1 5QT, England	607,015	5.9%
Directors, Named Executive Officers and all Directors and Executive Officers as a Group:
Alexander “Hap” Ellis III, Chairman of the Board [4]	337,695	3.3%
Lon E. Bell, Ph.D., Director [5]	120,000	1.2%
Bernard H. “Bud” Cherry, Director [6]	26,464	*
Charles R. Engles, Ph.D., Director [7]	28,229	*
Derek R. Gray, Director [8]	104,077	1.0%
Mungo Park, Director [9]	15,000	*
R. Craig Breese, Former Director, President and Chief Executive Officer [10]	182,316	1.8%
Nikhil A. Mehta, Office of the CEO and Chief Financial Officer [11]	118,020	1.2%
Pedro J. Lopez-Baldrich, Office of the CEO, General Counsel, Corporate Secretary and Vice President	─	*
Stephen J. Golden, Ph.D., Chief Technology Officer and Vice President [12]	88,933	*
Christopher J. Harris, Chief Operating Officer and Vice President [13]	62,461	*
All Directors and Executive Officers as a Group (10 persons) [14]	900,879	8.7%

_____

* less than 1%

1 To our knowledge, unless otherwise indicated in the footnotes to this table, we believe that each of the persons named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable (or other beneficial ownership shared with a spouse) and the information contained in this table and these notes.

Beneficial ownership has been determined in accordance with SEC rules, which generally attribute beneficial ownership of securities to each person who possesses, either solely or shared with others, the power to vote or dispose of those securities. These rules also treat as beneficially owned all shares that a person would receive upon 1) exercise of stock options or warrants held by that person that are immediately exercisable or exercisable within 60 days of the determination date; and 2) vesting of restricted stock units held by that person that vest within 60 days of the determination date, which is March 24, 2014 for this purpose. Such shares are deemed to be outstanding for the purpose of computing the number of shares beneficially owned and the percentage ownership of the person holding such options, warrants or restricted stock units, but these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

2 The percent of CDTi beneficially owned is based on 10,150,575 shares of Clean Diesel common stock issued and outstanding on March 24, 2014.

3 As reflected in the Schedule 13G/A filed on January 22, 2014 by Kanis S.A. and John A. Kanis, includes 454,548 shares of common stock and warrants to acquire 149,000 shares of common stock held by Kanis S.A. Does not include warrants to acquire 20,000 shares of common stock held by Kanis S.A. that are not currently exercisable.

Does not include 250,000 shares issuable upon conversion of convertible note due in 2016. John A. Kanis is the sole stockholder of Kanis S.A. and controls the voting and investment decisions of Kanis S.A., accordingly, John A. Kanis may be deemed to share beneficial ownership of all shares of common stock beneficially owned by Kanis S.A.

4 For Mr. Ellis, reflects 15,000 shares subject to options exercisable within 60 days. As reflected in the Schedule 13D/A filed on July 15, 2011 by Rockport Capital Partners, L.P. and RP Co-Investment Fund I, L.P., Alexander “Hap” Ellis, III, Janet B. James, William E. James, Charles J. McDermott, David J. Prend and Stoddard M. Wilson, as the sole managing members of RockPort Capital I LLC, which is the general partner of RockPort Capital Partners, L.P. and RP Co-Investment Fund I GP, LLC, which is the general partner of RP Co-Investment Fund I, L.P., share voting and investment power over the shares listed above. Beneficial ownership includes 303,053 shares held by RockPort Capital Partners, L.P. and 19,642 shares held by RP Co-Investment Fund I, L.P. Mr. Ellis disclaims beneficial ownership except to the extent of his pecuniary interest in such shares.

5 For Dr. Bell, includes warrant to acquire 40,000 shares at $1.25 per share. All shares and warrant are held in the Bell Family Trust for which Dr. Bell serves as Trustee.

6 For Mr. Cherry, includes 15,000 shares subject to options exercisable within 60 days.

7 For Dr. Engles, includes 15,000 shares subject to options exercisable within 60 days.

8 For Mr. Gray, includes 22,165 shares subject to options exercisable within 60 days. 18,741 shares are held jointly with Mr. Gray’s spouse.

9 For Mr. Park, reflects 15,000 shares subject to options exercisable within 60 days.

10 For Mr. Breese, includes 97,172 shares subject to options exercisable within 60 days. Number of shares beneficially owned is based upon last Form 4 filing and subsequent activity known by the Company.

11 For Mr. Mehta, includes 73,466 shares subject to options exercisable within 60 days and 16,981 shares subject to restricted share units issuable within 60 days.

12 For Dr. Golden, includes 55,214 shares subject to options exercisable within 60 days and 15,034 shares subject to restricted share units issuable within 60 days. 8,556 shares are held in the Golden Family Trust for which Dr. Golden serves as Trustee.

13 For Mr. Harris, includes 45,178 shares subject to options exercisable within 60 days and 11,821 shares subject to restricted share units issuable within 60 days.

14 Includes warrants to acquire 40,000 shares, 256,023 shares subject to options exercisable within 60 days and 43,836 shares subject to restricted share units issuable within 60 days.

EXECUTIVE COMPENSATION

Summary Compensation Table

 The table below sets forth information for the year indicated with respect to compensation earned by 1) the individuals who served as Chief Executive Officer and as members of the Office of the CEO in 2013; and 2) the next two most highly compensated executive officers who were serving as executive officers as of December 31, 2013, other than individuals who served as Chief Executive Officer or members of the Office of the CEO in 2013, and who earned more than $100,000 during such year. We refer to each of these individuals in this Proxy Statement as a “Named Executive Officer.”

Name and Principal Position [1]	Year	Salary ($)[2]	Stock Awards ($)[3]	Option Awards ($)[3]	Non-equity Incentive Plan Compensation ($)[4]	All Other Compensation ($)[5]	Total ($)
R. Craig Breese	2013	$400,000	$227,356	─	─	$ 1,980	$ 629,336
Former President, Chief Executive Officer and Director	2012	$303,077	$166,664	$355,119	$58,266	$187,606	$1,070,732
Nikhil A. Mehta	2013	$310,000	$ 50,744	─	$54,405	$ 25,880	$ 441,029
Office of the CEO and Chief Financial Officer	2012	$303,539	$ 83,333	$178,921	$41,850	$ 25,813	$ 633,456
Pedro J. Lopez-Baldrich	2013	$ 59,231	─	─	$ 6,882	$ 20,100	$ 86,213
Office of the CEO, General Counsel and Vice President	2012	─	─	─	─	─	─
Stephen J. Golden, Ph.D.	2013	$300,000	$ 54,566	─	$33,120	$ 690	$ 388,376
Chief Technology Officer and Vice President	2012	$298,030	$ 59,997	$128,818	$32,400	$ 685	$ 519,930
Christopher J. Harris[6]	2013	$248,558	$ 40,921	─	$42,600	$ 374	$ 332,453
Chief Operating Officer and Vice President

_____

1 On December 4, 2013, R. Craig Breese resigned as President and Chief Executive Officer and Member of the Board of Directors. He remained employed in a transitional capacity through January 8, 2014. On December 5, 2013, the Board appointed Nikhil A. Mehta and Pedro J. Lopez-Baldrich to serve as members of the Office of the CEO. Mr. Lopez-Baldrich joined the Company on September 5, 2013 as General Counsel and Vice President, Administration.

2 The Company entered into employment agreements dated March 8, 2012, May 2, 2012, and October 17, 2006 with Mr. Breese, Mr. Mehta, and Dr. Golden, respectively.  Mr. Breese’s employment agreement provided for a base salary of $400,000 per year. Mr. Mehta’s employment agreement provided for a base salary of $310,000 per year.  Dr. Golden’s employment agreement provided for a base salary of $257,500 per year. Mr. Lopez-Baldrich and Mr. Harris entered in employment agreements on March 25, 2014, both of which provide for a base salary of $250,000 per year. Consistent with the terms of each employment agreement, the Company reviews the base salaries of executive officers on an annual basis, and has and may from time to time make adjustments to the base salary amount.

3 The amounts indicated do not necessarily correspond to any actual value that will be realized by a recipient. Such amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions and methodologies used to value the awards reported in the Summary Compensation Table, see Note 12 to the Company’s consolidated financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2013.

4 The amounts in this column represent cash incentive awards made by the Company under the Management Short Term Incentive Plan (“STIP”) based upon Company and personal performance targets. Cash incentive payments earned under the STIP were based upon a target eligibility of 50% of base salary for Mr. Mehta and 40% of base salary for each of Mr. Lopez-Baldrich, Dr. Golden and Mr. Harris, and are payable by the second quarter of 2014 provided the participant is employed by the Company at such time.

5 The amounts indicated reflect dollar value of premiums paid by CDTi for group term life and accidental death and dismemberment insurance and the following additional amounts: (i) Mr. Breese’s amount for 2012 includes (a) $27,500 for consulting services performed from February 22, 2012 through March 7, 2012, (b) $17,856 for temporary living and commuting expenses in connection with his relocation and (c) a one-time payment of $140,000 for relocation expenses; (ii) Mr. Mehta’s amount for both 2012 and 2013 includes $2,000 per month for a housing allowance totaling $24,000 annually; and (iii) Mr. Lopez-Baldrich’s amount for 2013 includes a $20,000 employment signing bonus.

6 Mr. Harris first became a named executive officer of the Company in fiscal 2013.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

We entered into employment agreements with Mr. Breese on March 8, 2012, Mr. Mehta on May 2, 2012, Mr. Lopez-Baldrich on March 25, 2014, and Mr. Harris on March 25, 2014.  Previously, Mr. Lopez-Baldrich and Mr. Harris did not have employment agreements with us.  Our subsidiary, Catalytic Solutions, Inc. (“CSI”), also entered into an employment agreement with Dr. Golden on October 17, 2006.

The employment agreements provide for an annual base salary of $400,000 for Mr. Breese, $310,000 for Mr. Mehta, $250,000 for Mr. Lopez-Baldrich, $257,500 for Dr. Golden, and $250,000 for Mr. Harris, subject to potential adjustments based on an annual review of each named executive officer’s salary.  Under his employment agreement, Mr. Breese was eligible for reimbursement of up to $6,000 per month of temporary living and commuting expenses for a four-month period after entering into his employment agreement, as well as a one-time payment of $140,000 for other relocation expenses.  Mr. Mehta’s employment agreement provides him with a monthly housing allowance of $2,000.

The employment agreements also provide for certain incentive compensation, including:

•

for Mr. Breese, (i) $500,000 of potential long-term incentive compensation pursuant to awards made on March 8, 2012, comprised of (a) 1/3 deferred cash based upon financial objectives established by the Board,  and (b) 2/3 equity consisting of 1/3 stock options and 1/3 restricted stock units (“RSUs”) which vest as to 28% on the first anniversary of the date of grant and 9% quarterly thereafter, and (ii) an annual bonus based on the Company’s achievement of financial objectives established by the Board which, if earned, varies from 65% to 130% of Mr. Breese’s base salary;

•

for Mr. Mehta, (i) RSUs covering 81,699 shares of common stock granted on February 22, 2012, with 1/3 vesting on each of March 20, 2013, 2014 and 2015; (ii) non-qualified stock options granted on February 22, 2012, having an exercise price equal to the closing price of a share of our common stock as reported on the NASDAQ on such date, with 1/3 vesting on each of the first, second and third anniversaries of the grant date; and (iii) an annual bonus based on the Company’s achievement of financial objectives established by the Board which, if earned, varies from 50% to 100% of Mr. Mehta’s base salary;

•

for Mr. Lopez-Baldrich, (i) the opportunity to receive long-term incentive awards correlated to his salary and calculated using a multiplier determined by the Board, and (ii) an annual bonus based on the Company’s achievement of financial objectives established by the Board and Mr. Lopez-Baldrich’s achievement of agreed upon personal business objectives, which varies from 0% to 68% of Mr. Lopez-Baldrich’s base salary with a target of 40% of such base salary; and

•

for Dr. Golden, (i) the opportunity to obtain a bonus of up to 60% of his base salary, dependent on the attainment of certain goals and objectives, and (ii) any equity incentive awards that may be granted to Dr. Golden under the Company’s Stock Incentive Plan;

•

for Mr. Harris, (i) the opportunity to receive long-term incentive awards correlated to his salary and calculated using a multiplier determined by the Board, and (ii) an annual bonus based on the Company’s achievement of financial objectives established by the Board and Mr. Harris’s achievement of agreed upon personal business objectives, which varies from 0% to 68% of Mr. Harris’s base salary with a target of 40% of such base salary.

Pursuant to the terms of the employment agreements for each of Mr. Breese, Mehta, Lopez-Baldrich, and Harris, each such named executive officer:

•

is eligible to receive, in the event of he is terminated without Cause or resigns for Good Reason (as such defined in the agreements):

➢

twelve months of base salary for each of Mr. Breese, Mehta and Lopez-Baldrich and six months of base salary for Mr. Harris;

➢

twelve months of medical coverage for each of Mr. Breese, Mehta and Lopez-Baldrich and six months of medical coverage for Mr. Harris; and

➢

if earned, a pro-rated portion of annual bonus (based on the number of full months of service) to be paid within 45 days of the Company’s filing of its Annual Report on Form 10-K;

•

is eligible to receive, in the event of he is terminated due to Disability (as defined the agreements), the following, subject to potential reduction for any benefits received under a long-term disability insurance program:

➢

six months of base salary;

➢

six months of medical coverage; and

➢

if earned, a pro-rated portion of annual bonus (based on the number of full months of service) to be paid within 45 days of the Company’s filing of its Annual Report on Form 10-K;

•

is not eligible to receive  any severance benefits in the event he is terminated for Cause or resigns without Good Reason;

•

is entitled to the immediate vesting of any equity awards if he is terminated without Cause or resigns for Good Reason concurrent with or subsequent to a Change in Control (as defined the agreements) of the Company;

•

is eligible to receive accrued and unpaid salary and other benefits through the date of separation, regardless of the circumstances in which his employment terminates; and

•

is required to sign a severance agreement and release of claims as a condition to receiving any severance benefits.

Under his employment agreement, Dr. Golden is also entitled to the following, subject to the execution of a release and his compliance with certain post-employment covenants:

•

if he is terminated without Cause (as defined in the agreement):

➢

six months advance notice prior to such termination or a payment in lieu of notice consisting of base salary, pro-rated bonus and medical coverage or the cost thereof which Dr. Golden would have received if he were given the requisite notice; and

➢

eighteen months of base salary;

•

if he resigns for Good Reason (as defined in the agreement) after giving 30 days’ notice:

➢

twenty-four months of base salary;

➢

pro-rated bonus for the portion of the bonus year that had expired as of the date Dr. Golden’s employment terminated;

➢

twenty-four months of medical coverage or a cash payment in lieu of such coverage equal to the after-tax cost of continuing such coverage; and

➢

payment of accrued but unused vacation days;

•

if he is resigns without Good Reason after giving six months’ notice or is terminated with Cause (in each case through the date of his separation):

➢

accrued and unpaid base salary;

➢

payment of accrued and unused vacation days; and

➢

any accrued benefits under CSI’s benefit plans and programs;

•

if he is terminated due to Disability (as defined in the agreement), subject to reduction for any benefits provided by CSI any under long-term disability insurance:

➢

six months of base salary;

➢

pro-rated bonus for the portion of the bonus year that had expired as of the date Dr. Golden’s employment terminated;

➢

six months of medical coverage or a cash payment in lieu of such coverage equal to the after-tax cost of continuing such coverage; and

➢

accrued but unused vacation days; and

•

if either party gives notice to terminate Dr. Golden’s employment and CSI asks Dr. Golden not to attend work or undertake any or all of Dr. Golden’s duties or gives Dr. Golden additional duties for the purpose of investigating any disciplinary matter (in each case during such leave period):

➢

base salary and any other benefits; and

➢

accrued and unpaid bonus if Dr. Golden is being terminated without Cause at the  discretion of CSI’s board of directors.

In addition, on January 20, 2014, Mr. Breese and the Company entered into a separation agreement and release, pursuant to which the parties agreed:

•

to Mr. Breese’s resignation , effective as of December 9, 2013, from all officer and director positions with the Company, and that Mr. Breese remained an employee of the Company through January 8, 2014;

•

 that Mr. Breese’s resignation shall be treated as a termination without Cause under Mr. Breese’s employment agreement;

•

that Mr. Breese shall be entitled to receive the payments and benefits specified in his employment agreement upon a termination without Cause beginning after January 8, 2014;

•

that, in accordance with Mr. Breese’s employment agreement, the Board exercised its discretion to accelerate the vesting of 42,102 of Mr. Breese’s RSU awards on the date of Mr. Breese’s termination;

•

that Mr. Breese did not earn  an annual bonus for 2013; and

•

that Mr. Breese would continue to be entitled to payment of only those benefits to which he may be entitled under the Company’s Executive Long-Term Incentive Plan as of the date of Mr. Breese’s termination.

Short-Term Incentives

All executive officers of the Company are eligible to participate in CDTi’s STIP. Participation levels, business and personal objectives, and financial targets are established and determined by the Board upon recommendation of the Compensation and Nominating Committee and may include an incremental pay scale that includes linear payout levels. Plan payments are determined by CDTi’s senior management with approval of the Compensation and Nominating Committee and the Board of Directors. Individual employee payment recommendations are then submitted to the Company’s Chief Executive Officer, Compensation and Nominating Committee and Board for final approval before any payments can be made. Cash incentives under the STIP are paid out on an annual basis by the end of the second quarter of each year upon review of financial results from the previous year. To be eligible for the cash incentive payout, participants must remain employed by CDTi on the date of the payout.

Upon recommendation by the Compensation and Nominating Committee, on March 20, 2013, the Board set specific performance goals and business target criteria pertaining to the STIP for fiscal 2013. Cash incentive potential was based upon CDTi’s business objectives and financial performance. Criteria for financial performance targets include sales growth, operating income and free cash flow. On February 20, 2014, upon recommendation by the Compensation and Nominating Committee, the Board approved new performance goals and business target criteria for the 2014 STIP.

Long-Term Incentives

Executive Long-Term Incentive Plan. The Company offers an Executive Long-Term Incentive Plan for key executives of the Company. The Plan occurs over three-year periods with the first period having commenced with the Company’s 2012 calendar year. Under the Plan, the Company’s Named Executive Officers and other key executives are provided with specific three-year target incentives based upon their salary, which are payable in cash if the Company achieves certain performance goals set by the Board of Directors for each rolling three-year cycle. Awards are to be paid out following the end of the three-year period if the specified performance goals are met. For example, goals set in calendar year 2014 will pertain to calendar years 2014, 2015 and 2016, and be eligible for payment in early calendar year 2017, at the Board of Director’s discretion. The Board of Directors has the discretion to establish new performance goals for subsequent three-year cycles on an annual basis.

On February 21, 2013, upon recommendation by the Compensation and Nominating Committee, the Board set specific three-year performance goals pertaining to the Plan for calendar year 2013. Named Executive Officers and key executives’ bonus potential is based upon the Company’s financial performance, which includes earnings per share, revenue targets and the Company’s stock price performance relative to the Russell Microcap Index. New three-year performance goals pertaining to the Plan for calendar year 2014 have not yet been established.

Stock Incentive Plan. CDTi has one equity based employee compensation plan, the Stock Incentive Plan (formerly known as the 1994 Incentive Plan), which was approved by our stockholders in 1994 upon adoption and again in 2002 and 2012 upon amendments. Under the Plan, awards may be granted to participants in the form of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted share units, performance awards, or any combination of the foregoing. Participants in the Plan may be CDTi’s Directors, employees, consultants or advisors (except consultants or advisors in capital-raising transactions) as the Directors determine are key to the success of our business.  The Compensation and Nominating Committee grants stock options and restricted stock (or restricted share units) as long-term equity incentive awards.  These awards are designed to focus management on the long-term success of CDTi and thereby align the interests of the recipients with the interests of the stockholders.

Under the Plan, the Board grants stock option awards and restricted share units upon the recommendation of the Compensation and Nominating Committee. Awards are generally granted annually during the first half of the calendar year. Stock options are granted for a term of not more than ten years and at an exercise price per share equal to fair market value on the grant date.

The following table sets out information as to the grant awards made to the Named Executive Officers during fiscal year 2013.

Name/Award Type [1]	Grant Date	Number of Shares	Vesting
R. Craig Breese Restricted Share Units	03/20/2013	106,241	33.3% on each March 20th of 2014, 2015 and 2016
Nikhil A. Mehta Restricted Share Units	03/20/2013	23,712	33.3% on each March 20th of 2014, 2015 and 2016
Stephen J. Golden, Ph.D. Restricted Share Units	03/20/2013	25,498	33.3% on each March 20th of 2014, 2015 and 2016
Christopher J. Harris Restricted Share Units	03/20/2013	19,122	33.3% on each March 20th of 2014, 2015 and 2016

_____

1 Mr. Lopez-Baldrich did not receive any grant awards for the fiscal year 2013. Subsequent to December 31, 2013, he was granted restricted stock awards totaling 63,831 shares.

In connection with Mr. Breese’s resignation as President and Chief Executive Officer and Member of the Board of Directors, the Board of Directors accelerated vesting under certain of Mr. Breese’s equity awards. Please see footnote two to the “Outstanding Equity Awards at Fiscal Year-End” table elsewhere in the Proxy Statement. Beyond the action taken to accelerate Mr. Breese’s equity awards, no equity awards were repriced or otherwise materially modified during the year.

Potential Payments upon Termination of Employment or Change in Control

The following summarizes the potential payments upon employment termination and change in control events, if any, provided for in each of the current Named Executive Officer’s employment agreement.

Reason for Termination	Benefit
Resignation for Good Reason [1] R. Craig Breese Nikhil A. Mehta Pedro J. Lopez-Baldrich Stephen J. Golden, Ph.D. Christopher J. Harris

12 months of annual base salary and health benefits; pro rata bonus; immediate vesting of stock options and restricted share units

12 months of annual base salary and health benefits; pro rata bonus; immediate vesting of stock options and restricted share units

12 months of annual base salary and health benefits; pro rata bonus; immediate vesting of stock options and restricted share units

24 months of annual base salary and health benefits; pro rata bonus

6 months of annual base salary and health benefits; pro rata bonus; immediate vesting of stock options and restricted share units

Disability [1] R. Craig Breese Nikhil A. Mehta Pedro. J. Lopez-Baldrich Stephen J. Golden, Ph.D. Christopher J. Harris

6 months of annual base salary and health benefits; pro rata bonus

6 months of annual base salary and health benefits; pro rata bonus

6 months of annual base salary and health benefits; pro rata bonus

6 months of annual base salary and health benefits; pro rata bonus

6 months of annual base salary and health benefits; pro rata bonus

Without Cause [1,2] R. Craig Breese Nikhil A. Mehta Pedro J. Lopez-Baldrich Stephen J. Golden, Ph.D. Christopher J. Harris

12 months of annual base salary and health benefits; pro rata bonus; immediate vesting of stock options and restricted share units

12 months of annual base salary and health benefits; pro rata bonus; immediate vesting of stock options and restricted share units

12 months of annual base salary and health benefits; pro rata bonus; immediate vesting of stock options and restricted share units

18 months of annual base salary; up to 6 months of additional salary, health benefits and pro rata bonus

6 months of annual base salary and health benefits; pro rata bonus; immediate vesting of stock options and restricted share units

Death R. Craig Breese Nikhil A. Mehta Pedro J. Lopez-Baldrich Stephen J. Golden, Ph.D. Christopher J. Harris	- - - Pro rata bonus -

___
1 Various terms such as Good Reason, Disability, and Cause are defined in each Named Executive Officer’s employment agreement.  Payment of benefits upon termination under Dr. Golden’s arrangement is subject to a limited exception for violations of the non-compete covenant, and covenants relating to confidentiality and CDTi’s intellectual property in employment agreement, and the signing of a release. Immediate vesting of stock options and restricted share units occurs only when concurrent with or subsequent to a change in control as defined in each Named Executive Officer’s employment agreement other than Dr. Golden’s agreement.

2 For Dr. Golden, salary, pro rata bonus and health benefits are payable pro rata for the period of time that such notice period is less than 6 months.

The Named Executive Officers outstanding stock options and restricted share units were issued under the CDTi Stock Incentive Plan. Under the terms of the Stock Incentive Plan, in the event of termination of employment due to resignation, vested options continue to be exercisable for a period of 90 days and unvested restricted share units cancel. In the case of termination of employment due to death, total disability or normal retirement, vested options continue in force and are exercisable until the expiration of the basic ten-year term, but the unvested portion of any outstanding options terminates and has no effect and restricted share units vest 100% on the date of the termination. In addition, in the event of termination for cause, as provided in the award agreement, all options and restricted share units granted terminate immediately. In the event of a “Change in Control,” the Board may, in its discretion, take actions as it deems appropriate to provide for the acceleration, assumption, continuation, substitution or cash-out of outstanding awards if not so determined in each Named Executive Officer’s employment agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table sets out information as to the Named Executive Officers concerning their unexercised option and unvested stock awards outstanding at December 31, 2013.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options # Exercisable	Number of Securities Underlying Unexercised Options #Un-exercisable[1]	Option Exercise Price ($)	Option Expiration Date [1]	Number of Shares or Units of Stock That Have Not Vested (#) [2]	Market Value of Shares or Units of Stock That Have Not Vested ($)
R. Craig Breese 03/08/2012 03/20/2013 Total	97,172 ─ 97,172	79,504 ─ 79,504	$ 2.83 ─	04/08/2014 ─	26,501 106,241 132,742	$ 39,752 $159,362 $199,114
Nikhil A. Mehta [3] 03/17/2011 02/22/2012 03/20/2013 Total	19,000 27,233 ─ 46,233	─ 54,466 ─ 54,466	$ 5.68 $ 3.06 ─	03/17/2021 02/22/2022 ─	─ 18,155 23,712 41,867	─ $ 27,233 $ 35,568 $ 62,801
Pedro J. Lopez-Baldrich [4] Total	─	─			─	─
Stephen J. Golden, Ph.D.[5] 03/17/2011 02/22/2012 03/20/2013 Total	16,000 19,607 ─ 35,607	─ 39,214 ─ 39,214	$ 5.68 $ 3.06 ─	03/17/2021 02/22/2022 ─	─ 13,071 25,498 38,569	─ $ 19,607 $ 38,247 $ 57,854
Christopher J. Harris [6] 03/17/2011 02/22/2012 03/20/2013 Total	12,500 16,339 ─ 28,839	─ 32,678 ─ 32,678	$ 5.68 $ 3.06 ─	03/17/2021 02/22/2022 ─	─ 10,893 19,122 30,015	─ $ 16,340 $ 28,683 $ 45,023

_____

1 Option granted on March 8, 2012 vested 28% on March 8, 2013 and 9% per quarter thereafter. Upon resignation, vested option continues to be exercisable for 90 days but unvested option terminates. In the case of death or total disability, vested option continues in force and is exercisable until the expiration of the original term but unvested option terminates. In the case of cause, option granted shall terminate and be immediately nonexercisable. Upon termination without cause or resignation for good reason concurrent with or after a “Change in Control,” as currently defined in the inducement award, option will vest immediately. In the instance of termination of service without cause, option may be exercised at any time prior to the expiration of 90 days after the date on which service is terminated, but in any event no later than the option expiration date. In the instance of termination of service for good reason concurrent with or subsequent to a Change in Control, option may be exercised at any time prior to the expiration of

180 days after the date on which service is terminated, but in any event no later than the option expiration date. In connection with Mr. Breese’s resignation, the unexercisable portion of his stock option cancelled on January 8, 2014. The vested portion of his stock option will expire on April 8, 2014 if not exercised.

Options granted on March 17, 2011 vested 50% on grant date and 50% on March 17, 2012 and those granted on February 22, 2012 vested 33.3% on each of February 22, 2013 and 2014 and will vest 33.3% on February 22, 2015. The expiration date indicated is the tenth anniversary of the date of grant and options are for a ten-year term. Upon resignation, vested options continue to be exercisable for 90 days but unvested options terminate. In the case of death, total disability or retirement, vested options continue in force and are exercisable until the expiration of the original term but unvested options terminate. In the case of cause, all options granted shall terminate and be immediately nonexercisable. Notwithstanding the foregoing, however, if there shall be a “Change in Control,” as defined in the participant’s award agreement, in which seventy five percent (75%) or more of the stock or assets of the Company shall have been acquired by a single person or a control group, then the time within which to exercise this option shall be limited to one hundred eighty (180) days following the Plan participant’s change in status.

2 Stock award dated March 8, 2012 originally vested quarterly through March 2015 and the March 20, 2013 stock award vested 33.3% on each of the first, second and third anniversary of the grant date. In connection with a Separation Agreement entered into between Mr. Breese and the Company on January 24, 2014, the Board of Directors accelerated the vesting of Mr. Breese’s March 8, 2012 and March 20, 2013 stock awards, such that 26,501 shares and 5,000 shares, respectfully, became fully vested on February 3, 2014.

Stock awards granted on February 22, 2012 and March 20, 2013 do not vest unless the Named Executive Officer is employed as of the vesting date, other than in the event of death in which case the number of units vest 100%. February 22, 2012 stock awards vested 33.3% on each of March 20, 2013 and 2014 and will vest 33.3% on March 20, 2015.

3 Subsequent to December 31, 2013, Mr. Mehta was granted a stock award of 17,150 shares.

4 Subsequent to December 31, 2013, Mr. Lopez-Baldrich was granted stock awards totaling 63,831 shares.

5 Subsequent to December 31, 2013, Dr. Golden was granted a stock award of 16,597 shares.

6 Subsequent to December 31, 2013, Mr. Harris was granted a stock award of 13,831 shares.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2013 regarding the Company’s equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights [1]	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights [2]	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in the first column) [3]
Equity compensation plans approved by security holders:
Stock Incentive Plan	813,130	$ 8.59	405,351
Equity compensation plans not approved by security holders:
New Employee Inducement Awards	213,778	$2.83	─

_____
1 Includes outstanding restricted share units of 275,094 for the Stock Incentive Plan and 37,102 for the New Employee Inducement Awards, respectively.

2 Excludes the restricted share units described in footnote 1 above because they do not have an exercise price.

3 1,400,000 shares are reserved for issuance under the Stock Incentive Plan.

REPORT OF THE AUDIT COMMITTEE

As more fully described in its Charter, the Audit Committee assists the Board of Directors in its oversight of CDTi’s corporate accounting and financial reporting process and interacts directly with and evaluates the performance of CDTi’s independent registered public accounting firm.

In the performance of its oversight function, the Audit Committee has reviewed Clean Diesel’s audited consolidated financial statements for the year ended December 31, 2013 and has met with both management and CDTi’s independent registered public accounting firm, BDO USA, LLP, to discuss those consolidated financial statements. The Audit Committee has discussed with BDO USA, LLP those matters related to the conduct of the audit that are required to be communicated by the independent registered public accounting firm to the Audit Committee under the Rules adopted by the Public Company Accounting Oversight Board (“PCAOB”), including BDO USA, LLP’s judgments as to the quality, not just the acceptability, of CDTi’s accounting principles. In addition, the Audit Committee has reviewed and discussed with management the assessment of the effectiveness of CDTi’s internal control over financial reporting.

The Audit Committee discussed with CDTi’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee met separately with the independent registered public accounting firm, without management present, to discuss the results of its audit, CDTi’s internal controls and the overall quality of CDTi’s financial reporting.

The Audit Committee has received from BDO USA, LLP the required written disclosures and letter regarding its independence from CDTi, as set forth in the applicable requirements of the PCAOB, and has discussed with BDO USA, LLP its independence. The Audit Committee has also reviewed and considered whether the provision of other non-audit services by BDO USA, LLP is compatible with maintaining the auditor’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements of CDTi for the year ended December 31, 2013 be included in CDTi’s Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on March 31, 2014.

It is not the duty of the Audit Committee to conduct audits, to independently verify management’s representations or to determine that CDTi’s financial statements are complete and accurate, prepared in accordance with United States generally accepted accounting principles or fairly present the financial condition, results of operations and cash flows of CDTi. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. The independent registered public accounting firm retained by the Audit Committee is responsible for performing an independent audit of the consolidated financial statements, and for reporting the results of their audit to the Audit Committee. The Audit Committee reviews and monitors these processes. In giving its recommendation to the Board of Directors, the Audit Committee has expressly relied on (i) management’s representation that such financial statements have been prepared in conformity with United States generally accepted accounting principles and (ii) the report of the Company’s independent registered public accounting firm, with respect to such financial statements.

The Audit Committee

Derek Gray, Chairman

Alexander “Hap” Ellis III

Charles R. Engles, Ph.D.

The foregoing Report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL No. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has reappointed the firm of BDO USA, LLP to be CDTi’s independent registered public accounting firm for the year 2014 and the Board of Directors is submitting the appointment of the independent registered public accounting firm to stockholders for ratification at the Annual Meeting.  BDO USA, LLP has served as CDTi’s independent registered public accounting firm since September 18, 2012. A representative of BDO USA, LLP is expected to be present at the Annual Meeting and will have the opportunity to respond to appropriate questions and, if the representative desires to do so, to make a statement.

Neither the Company’s By-laws nor other governing documents or law require stockholder ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board of Directors recommended, and the Board of Directors is, submitting the appointment of BDO USA, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the appointment of BDO USA, LLP.

Dismissal of Prior Audit Firm

On September 18, 2012, the Audit Committee of our Board of Directors approved the dismissal of, and we dismissed, KPMG LLP as our independent registered public accounting firm.

The audit reports of KPMG LLP on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

KPMG LLP's report on the consolidated financial statements of the Company and its subsidiaries as of and for the year ended December 31, 2010, contained a separate paragraph stating that “the Company has suffered recurring losses from operations and has an accumulated deficit that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1c. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the fiscal years ended December 31, 2011 and 2010 and any subsequent interim periods through September 18, 2012, there were no (a) disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreement in the audit report, or (b) reportable events.

We provided KPMG LLP with a copy of the above disclosures and requested KPMG LLP to provide us with a letter addressed to the SEC stating whether it agrees with such disclosures. A copy of KPMG LLP’s letter dated September 24, 2012 was filed as Exhibit 16.1 to our Current Report on Form 8-K filed on September 24, 2012.

Audit Fees

The following table presents fees for audit, tax and other services rendered by BDO USA, LLP, our independent registered public accounting firm, for the years ended December 31, 2013 and 2012:

	2013	2012
Audit Fees	$492,794	$355,628
Audit-Related Fees	─	─
Tax Fees	55,992	60,000
All Other Fees	─	─
Total	$548,786	$415,628

In the above table, in accordance with the SEC’s definitions and rules, “Audit Fees” are fees for professional services for the audit of a company’s financial statements included in the annual report on Form 10-K, for the review of a company’s interim financial statements included in the quarterly reports on Form 10-Q, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements, “Audit-Related Fees” are fees for assurance and related services by the accountant that are reasonably related to the performance of the audit or review of the financial statements and are not reported as “Audit Fees,” and “Tax Fees” are fees for tax compliance, tax advice and tax planning.

Pre-Approval Policies and Procedures

Consistent with SEC rules regarding auditor independence, the Audit Committee has responsibility for appointing, as well as setting the compensation and overseeing the work of, the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee’s policy is to approve in advance an engagement of our independent registered public accounting firm for any audit or non-audit service. All services provided by BDO USA, LLP to CDTi during fiscal 2013, as described above, were approved by the Audit Committee in advance of BDO USA, LLP providing such services.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF BDO USA, LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR 2014.

PROPOSAL No. 3

NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR

NAMED EXECUTIVE OFFICERS

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), we are providing our stockholders with the opportunity to cast a non-binding advisory vote, commonly known as “say on pay,” to approve the compensation of our named executive officers as disclosed in the “Executive Compensation” section of this Proxy Statement in accordance with Securities and Exchange Commission rules.

As described more fully in this Proxy Statement, our executive compensation program is designed to attract, motivate and retain our named executive officers with the skills required to formulate and drive CDTi’s strategic direction and achieve annual and long-term performance goals necessary to create stockholder value. The program seeks to align executive compensation with stockholder value on an annual and long-term basis through a combination of base pay, annual incentives and long-term incentives. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, corporate goals and the realization of increased stockholder value. Our Compensation and Nominating Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We are asking our stockholders to indicate their support of our executive compensation as described in this Proxy Statement. This say on pay proposal gives our stockholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and procedures described in this Proxy Statement. The vote is advisory, and therefore is not binding on the Company, our Board or our Compensation and Nominating Committee in any way.

Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our named executive officers that has already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions.  However, our Board and our Compensation and Nominating Committee value the opinions of our stockholders and will take into account the outcome of the vote when considering future executive compensation policies and decisions.

In accordance with the non-binding advisory vote on the frequency of future advisory votes on executive compensation held at our 2013 Annual Meeting of Stockholders, until the next required “frequency” advisory vote is held at the Company’s 2019 Annual Meeting of Stockholders, our Board of Directors plans to hold future non-binding advisory votes on the compensation of our named executive officers on an annual basis. Therefore, the next non-binding advisory vote on the compensation of our named executive officers after the conclusion of this year’s Annual Meeting will be at the Company’s 2015 Annual Meeting of Stockholders.

Stockholders will be asked at the Annual Meeting to approve the following resolution pursuant to this Proposal No. 3:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s definitive Proxy Statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion.”

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE FOREGOING RESOLUTION BY VOTING “FOR” THIS PROPOSAL.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are CDTi stockholders will be “householding” our proxy materials. A single annual report and proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may:

•

if you are a stockholder of record, direct your written request to our transfer agent, American Stock Transfer and Trust Company, LLC (in writing: Attn:  Proxy Dept., 6201 15th Avenue, Third Floor, Brooklyn, NY 11219, U.S.A.; or by telephone: in the United States, 1-800-PROXIES (1-800-776-9437) and outside the United States, 1-718-921-8500); or

•

if you are not a stockholder of record, notify your broker.

CDTi will promptly deliver, upon request, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered. If you currently receive multiple copies of the proxy statement at your address and would like to request “householding” of these communications, please contact your broker if you are not a stockholder of record; or contact our transfer agent if you are a stockholder of record, using the contact information provided above.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Pedro J. Lopez-Baldrich

Member of the Interim Office of the CEO, General Counsel,

Corporate Secretary and Vice President, Administration

Ventura, California

April 7, 2014

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 is available without charge upon written request to: Investor Relations, Clean Diesel Technologies, Inc., 4567 Telephone Road, Suite 100, Ventura, California 93003, U.S.A.

ANNUAL MEETING OF STOCKHOLDERS OF

CLEAN DIESEL TECHNOLOGIES, INC.

May 21, 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING TO BE HELD ON MAY 21, 2014:
The Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report to Stockholders are available at http://www.cdti.com/proxy

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20603003000000000000 3 052114

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED IN PROPOSAL 1:

1. Election of Directors: To approve the election as directors of the following:

NOMINEES:

- ☐ FOR ALL NOMINEES
- ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
- ☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2:

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of BDO USA, LLP as Clean Diesel Technologies, Inc.'s independent registered public accounting firm for the year ending December 31, 2014.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3:

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

PROXY **PROXY**

SOLICITED BY THE BOARD OF DIRECTORS OF

CLEAN DIESEL TECHNOLOGIES, INC.

For The

Annual Meeting of Stockholders - May 21, 2014

The undersigned stockholder of Clean Diesel Technologies, Inc. hereby appoints Nikhil A. Mehta and Pedro J. Lopez-Baldrich and each of them acting individually, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of Clean Diesel Technologies, Inc. Common Stock that the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at Clean Diesel Technologies, Inc.'s Oxnard facility located at 1621 Fiske Place, Oxnard, California, 93033 on Wednesday, May 21, 2014 at 10:00 a.m. Pacific Time and at any and all adjournments or postponements thereof, as indicated on the reverse side.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted "FOR" the nominees set forth in Proposal 1 and "FOR" Proposals 2 and 3. This proxy also delegates discretionary authority to vote upon such other matters of which Clean Diesel Technologies, Inc. does not have advance notice that may properly come before the Annual Meeting and any and all postponements or adjournments thereof, and upon matters incidental to the conduct of the Annual Meeting and any and all postponements or adjournments thereof.

(Continued and to be signed on the reverse side.)

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